UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2019

THE ALKALINE WATER COMPANY INC.
Exact name of registrant as specified in its charter)

Nevada	000-55096	EIN 99-0367049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14646 N. Kierland Blvd., Suite 255
Scottsdale, Arizona 85254
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (480) 656-2423

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

We have been notified that AMC Auditing, LLC ("AMC"), our independent registered public accounting firm, was acquired by Prager Metis CPAs, LLC (“Prager”), and that all of the employees of AMC were joining Prager.

As a result, effective as of April 25, 2019, AMC resigned as our independent registered public accounting firm. Concurrent with such resignation, we engaged Prager to serve as our independent registered public accounting firm effective April 25, 2019. The change of our independent registered public accounting firm from AMC to Prager was approved by our board of directors.

The report of AMC on our company’s financial statements as of and for the fiscal years ended March 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

During our company's two most recent fiscal years ended March 31, 2018 and 2017 and in the subsequent interim period through the date of resignation of AMC, there were no disagreements, resolved or not, between our company and AMC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AMC, would have caused AMC to make reference to the subject matter of such disagreements in connection with its report on our company's financial statements for such years.

During our two most recent fiscal years ended March 31, 2018 and 2017 and in the subsequent interim period through the date of resignation of AMC, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During our two most recent fiscal years ended March 31, 2018 and 2017 and in the subsequent interim period through the date of appointment of Prager, we did not consult with Prager on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on our financial statements, and Prager did not provide either a written report or oral advice to us that Prager concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

We provided AMC with a copy of the disclosures in this current report on Form 8-K and have requested that AMC furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not AMC agrees with our company’s statements in this Item 4.01, and if not, stating the respects with which it does not agree. A copy of the letter provided from AMC is filed as Exhibit 16.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from AMC Auditing, LLC dated April 29, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALKALINE WATER COMPANY INC.

/s/ Richard A. Wright
Richard A. Wright
President, Chief Executive Officer and Director

May 1¸ 2019